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                                                                 Exhibit 99.1(h)

                                AMENDMENT NO. 2
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                              GOLDMAN SACHS TRUST



     This AMENDMENT NO. 2 dated the ____ day of ______, 1997 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

     WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

     WHEREAS, the Trustees desire to create new Series and designate new Classes of shares of certain of the existing Series;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series.   Without limiting the
     authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 39 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Goldman Sachs Real Estate Securities Fund, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund, and Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional
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     Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A        Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
Shares:        Global Income Fund, Goldman Sachs Government Income Fund, Goldman
               Sachs Municipal Income Fund, Goldman Sachs High Yield Fund,
               Goldman Sachs Short Duration Government Fund, Goldman Sachs Short
               Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
               Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S. Equity Fund,
               Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
               International Equity Fund, Goldman Sachs CORE Large Cap Growth
               Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital
               Growth Fund,  Goldman Sachs Small Cap Equity Fund, Goldman Sachs
               International Equity Fund, Goldman Sachs Emerging Markets Equity
               Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real
               Estate Securities Fund.

Class B        Goldman Sachs Global Income Fund, Goldman Sachs Government
Shares         Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs
               High Yield Fund,  Goldman Sachs Short Duration Government Fund,
               Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core
               Fixed Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs
               CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
               Goldman Sachs CORE International Equity Fund, Goldman Sachs CORE
               Large Cap Growth Fund, Goldman Sachs Growth and Income Fund,
               Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Equity
               Fund, Goldman Sachs International Equity Fund, Goldman Sachs
               Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund,
               Institutional Liquid Assets Prime Obligations Portfolio and
               Goldman Sachs Real Estate Securities Fund.

Class C        Goldman Sachs Global Income Fund, Goldman Sachs Government
Shares         Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs
               High Yield Fund,  Goldman Sachs Short Duration Government Fund,
               Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core
               Fixed Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs
               CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
               Goldman Sachs CORE International Equity Fund, Goldman Sachs CORE
               Large Cap Growth Fund, Goldman Sachs Growth and Income Fund,
               Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Equity
               Fund, Goldman Sachs International Equity Fund, Goldman Sachs
               Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund,
               Institutional Liquid Assets Prime Obligations Portfolio and
               Goldman Sachs Real Estate Securities Fund.

Institutional  Goldman Sachs Adjustable Rate Government Fund, Goldman
Shares: Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity, Goldman Sachs Asia Growth Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market
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               Fund, Financial Square Tax- Free Fund, Financial Square Federal
               Fund, Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio and Goldman Sachs Real Estate Securities Fund.

Service        Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
Shares:        Short Duration Government Fund, Goldman Sachs Short Duration Tax-
               Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs
               Municipal Income Fund, Goldman Sachs Core Fixed Income Fund,
               Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund,
               Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Equity Fund,
               Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity
               Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
               Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund,
               Goldman Sachs International Equity Fund, Goldman Sachs Emerging
               Markets Equity Fund, Goldman Sachs Asia Growth Fund, Financial
               Square Prime Obligations Fund, Financial Square Government Fund,
               Financial Square Treasury Obligations Fund, Financial Square
               Money Market Fund, Financial Square Money Market Plus Fund,
               Financial Square Municipal Money Market Fund, Financial Square
               Tax-Free Fund, Financial Square Federal Fund, Financial Square
               Treasury Instruments Fund, Institutional Liquid Assets-Prime
               Obligations Portfolio, Institutional Liquid Assets-Government
               Portfolio, Institutional Liquid Assets- Treasury Obligations
               Portfolio, Institutional Liquid Assets-Money Market Portfolio,
               Institutional Liquid Assets-Federal Portfolio, Institutional
               Liquid Assets-Treasury Instruments Portfolio, Institutional
               Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional
               Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid
               Assets-Tax-Exempt California Portfolio and Goldman Sachs Real
               Estate Securities Fund.

Administration Goldman Sachs Adjustable Rate Government Fund, Goldman
Shares: Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund, Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred

Administration Financial Square Prime Obligations Fund, Financial
Shares: Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund and Financial Square Treasury Instruments Fund.
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     All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.


                    _________________________________________
                    Ashok N. Bakhru,
                    as Trustee and not individually

                    ________________________________________
                    David B. Ford,
                    as Trustee and not individually

                    ________________________________________
                    Douglas Grip,
                    as Trustee and not individually

                    ________________________________________
                    John P. McNulty,
                    as Trustee and not individually,

                    Mary P. McPherson
                    as Trustee and not individually,

                    ________________________________________
                    Alan A. Shuch
                    as Trustee and not individually,

                    ________________________________________
                    Jackson W. Smart,
                    as Trustee and not individually,

                    ________________________________________
                    William H. Springer
                    as Trustee and not individually,

                    ________________________________________
                    Richard P. Strubel
                    as Trustee and not individually,